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                        SECOND PROMISSORY NOTE EXTENSION

                                                             Englewood, Colorado
                                                                  March 26, 1997

     THIS SECOND PROMISSORY NOTE EXTENSION is made effective the 26th day of March, 1997 by and between PROFLIGHT MEDICAL RESPONSE, INC., a Colorado corporation formerly known as PROFLIGHT, INC. ('Proflight') whose address is 12420 East Control Tower Road, Englewood, Colorado 80112 and Lear Three, L.L.C. (which is hereinafter referred to, together with each subsequent holder of this note, as 'Holder') whose address is 7427 South Richfield Street, Foxfield, Colorado 80016.

                                   RECITALS:

1. Proflight Medical Response, Inc. is the successor of Proflight, Inc. and all prior Agreements entered into by Lear Three, L.L.C. and Proflight, Inc. are enforceable by and against Proflight Medical Response, Inc.

2. For value received, Proflight executed a Promissory Note in the Principal sum of One Hundred Thousand Dollars ($100,000.00) (hereafter, the 'Second Promissory Note') payable to Lear Three, LLC, or Holder, on May 20, 1996 calling for monthly payments of interest only calculated at three percent (3%) greater than the prime lending rate at Norwest Banks on the first business day of each month, with the final payment of principal and interest due on May 20, 1997. (The Second Promissory Note is attached hereto as
   Exhibit 1).

3. The Parties wish to modify the terms of the Promissory Note as hereinafter set forth.

     NOW THEREFORE, in consideration of their mutual promises, the sufficiency of which is hereby acknowledged, the parties agree as follows:

          1. The due date for final payment of the entire principal balance of One Hundred Thousand Dollars ($100,000.00) and accrued interest shall be extended to September 30, 1998.

          2. Monthly payments of interest only at the rate of twelve percent (12%) per annum shall be due and payable on the twentieth (20th) day of each month and shall be calculated at the new interest rate from the effective date of this Second Promissory Note Extension.

          3. All other terms and conditions of the Second Promissory Note shall remain the same as stated therein.








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          4. As inducement for the extension of the due date of the aforesaid
             Promissory Note, Proflight agrees to deliver to Lear Three, LLC an option to purchase Twelve Thousand Five Hundred (12,500) Shares of Proflight common stock at the Initial Public Offering price, if and when Proflight makes an Initial Public Offering. The Stock Option Agreement even dated herewith sets forth with particularity the terms and conditions thereof.

          5. By his signature hereon, the authorized representative of Proflight, Inc. hereby acknowledges and reaffirms the Aircraft Security Agreement, Security Agreement and Financing Statement executed by Proflight as security for the Second Promissory Note. (The Aircraft Security Agreement, Security Agreement and Financing Statement executed by Proflight as security for the Second Promissory Note are attached hereto as Exhibits 2.3 and 4 respectively.)

EXECUTED this 26th day of March, 1997.


                                      Maker:

                                      PROFLIGHT MEDICAL RESPONSE, INC.,
                                      a Colorado corporation, formerly known as PROFLIGHT, INC.


                                           KEVIN L. BURKHARDT      President
                                      By:  .................................
                                                               Title


                                      Holder:


                                      LEAR THREE, L.L.C., a Colorado Limited
                                      Liability Company


                                           [SIGNATURE ILLEGIBLE]     Manager
                                      By:  .................................
                                                               Title




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